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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-14743.


                                                             ARTHUR ANDERSEN LLP



Melville, New York
September 28, 2001

                                      E-23